                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 20, 2006

                                -----------------

                              GREENHILL & CO., INC.
             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER 001-32147

               DELAWARE                                        51-0500737
    (State or other jurisdiction of                         (I.R.S. Employer
    incorporation or organization)                         Identification No.)

      300 PARK AVENUE, 23RD FLOOR
       NEW YORK, NEW YORK 10022                                  10022
Address of principal executive offices)                        (ZIP Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 389-1500

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 2. FINANCIAL INFORMATION.

     ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Attached hereto as Exhibit 99.1 and incorporated by reference is a copy of the press release, dated April 20, 2006, issued by Greenhill & Co., Inc.
     announcing its financial results for the fiscal quarter ended March 31,
     2006.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

     ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits. The following exhibit is being furnished as part of this
     Report.

     EXHIBIT
     NUMBER                                  DESCRIPTION
     -----------   -------------------------------------------------------------

        99.1       Press Release of Greenhill & Co., Inc. dated April 20, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                     GREENHILL & CO., INC.

Date:  April 20, 2006                By: /s/ John D. Liu
                                         ----------------------------------
                                         Name: John D. Liu
                                         Title: Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                               DESCRIPTION
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   99.1     Press Release of Greenhill & Co., Inc. dated April 20, 2006.

                                       E-1